NEW YORK KEYPORT CHARTER VARIABLE ANNUITY
GROUP FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
Variable Account A
OF
KEYPORT BENEFIT LIFE INSURANCE COMPANY
SUPPLEMENT DATED NOVEMBER 17, 2000
TO
PROSPECTUS DATED JUNE 1, 2000

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This supplement contains information about the Liberty Newport Japan Opportunities Fund, Variable Series.

Effective December 31, 2000, the Fund is no longer available for investment or for transfers into the Fund. Any transfer you make out of the Fund will not count as one of the 12 transfers allowed under your Contract.

On November 1, 2000, Liberty Financial Companies, Inc., a Massachusetts corporation ("LFC"), the indirect corporate parent of Keyport Benefit issued a press release stating that it has retained CS First Boston to help explore strategic alternatives, including the possible sale of LFC. LFC added that, because the strategic review is now ongoing, it cannot speculate on the outcome, and there is no assurance that any transaction will be completed. Keyport Benefit similarly cannot speculate on the outcome. Keyport Benefit's management does not anticipate any material change in Keyport Benefit's financial condition.

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Client Service Hotline
800-367-3653

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110

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